Delaware
Investments(SM)                                           Delaware Balanced Fund
--------------------------------------
A member of Lincoln Financial Group(R)







Total Return














                                                         2001 SEMI-ANNUAL REPORT

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   -----------------------------------------





TABLE OF CONTENTS
-----------------

Letter to Shareholders           1

Portfolio Management
Review                           3

Performance Summary              6

Financial Statements

   Statement of Net Assets       7

   Statement of Operations      11

   Statements of Changes in
   Net Assets                   12

   Financial Highlights         13

   Notes to Financial
   Statements                   17



A Commitment to Our Investors


Experience

o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

o We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service

o We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.




Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder

"IN APRIL, EQUITY
INVESTORS APPEARED
TO BE REGAINING SOME
DEGREE OF CONFIDENCE
GIVEN THE FED'S RATE
CUTS AND THE REDUCED
VALUATION OF THE
MARKET."

May 1, 2001

Recap of Events -- During the six-month period ended April 30, 2001, the stock market continued to struggle, as the U.S. economy slowed considerably and threatened to end its 10-year run of sustained growth. The result was poor performance for U.S. stocks, and aggressive action from the Federal Reserve Board, which began slashing interest rates early in 2001 in an effort to jump-start the economy.

Throughout the six-month period major stock indexes seemed to grope for a bottom, as investors speculated about the direction of the economy. Early in 2001, many stocks experienced the proverbial "January Effect", with major stock indexes reversing direction for a few weeks and posting gains that were eventually handed back.

This set of conditions was often a boon to fixed-income investors. Prices in many fixed-income classes, which had performed so well through much of 2000, continued to trend upward through the start of 2001. For the six months ended April 30, 2001, the Lehman Brothers Aggregate Bond Index posted a 6.22% gain.

But the obviously weakened economy and a dim profit picture took its toll on stock performance. For the six months ended April 30, 2001, the S&P 500 Index fell 12.06%, while the technology-heavy Nasdaq Composite Index lost 37.20%. In April, equity investors appeared to be regaining some degree of confidence given the Feds rate cuts and the reduced valuation of the market. Major stock market indexes posted strong returns for the month.

Delaware Balanced Fund returned -7.74% for the six-month period ended April 30, 2001 (Class A shares at net asset value with distributions reinvested). Strong return in our fixed-income portion of the Fund allowed us to outpace the S&P 500 Index during the period. However, performance trailed that of the Lipper Balanced Funds Average, which fell by just 3.11% for the same period.

Total Return
For the period ended April 30, 2001           Six Months
------------------------------------------------------------
Delaware Balanced Fund  Class A Shares          -7.74%
------------------------------------------------------------
Lipper Balanced Funds Average (491 funds)       -3.11%
Lehman Brothers Aggregate Bond Index            +6.22%
Standard & Poor's 500 Index                    -12.06%
------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 6. The Lipper Balanced Funds Average represents the average returns of balanced mutual funds tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Aggregate Bond Index is a measure of investment-grade domestic bonds. The S&P 500 index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook -- Although we expect to see more weak corporate earnings reports during the second quarter of 2001, we believe that the worst of the market's woes are now behind us. While we are likely to see continued volatility over the next few months, we believe that the desired effects of the Fed's rate decreases should eventually be felt and that the Fed is likely to succeed in stimulating both the economy and the stock market in 2001.

Investors in stocks and stock mutual funds have endured challenging markets for more than a year. In our opinion, market bottoms are nearly impossible to pinpoint, but we would note that the Fed usually gets its way and that stock markets eventually respond to interest rate cuts. Typically, the direction of the stock market leads the economy by several months. This means that the onset of a sustained market rally may not be foreshadowed by a specific economic indicator, or by any signal at all.

We believe there are currently plenty of reasons for optimism. Due to the Fed's aggressive interest rate reductions, we expect to see a recovery in corporate profits later this year. Overall, stock valuations have contracted to much more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,



/s/  Charles E. Haldeman, Jr.             /s/   David K. Downes
-------------------------------------    ---------------------------------------
Charles E. Haldeman, Jr.                 David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------


John B. Jares
Paul C. Grillo, Jr.
Stephen R. Cianci
Senior Portfolio Managers

May 1, 2001

The Funds Results
The six-month period ended April 30, 2001 marked a turbulent investment environment for stocks. The sell-off in stocks that began in March 2000 continued during the period, with stock prices declining in virtually every economic sector.

Fixed-income investments, meanwhile, fared much better. During the period, fixed-income securities benefited from lower interest rates and increased demand, as investors sought the relative safety and stability of bonds. For the period, Delaware Balanced Fund produced a total return of -7.74% (Class A shares at net asset value with distributions reinvested). The Fund outperformed the Standard & Poor's 500 Index, which fell by 12.06%, but underperformed the Lehman Brothers Aggregate Bond Index, which posted a 6.22% gain.

Portfolio Highlights
Equity
The unfavorable environment for equities during the six-month period was brought about by a slowdown in the pace of economic growth and corporate profits in a variety of sectors. Corporate earnings reports were generally weak, and earnings forecasts for the months ahead were uncertain. As a result, stock prices generally declined. Against this backdrop, we took a defensive approach to managing your Fund, attempting to minimize risk by increasing the number of stocks in the portfolio. We usually maintain a relatively concentrated portfolio of 30 to 40 companies. In order to reduce company-specific risk, however, we increased the number of stocks in the portfolio to around 50. We believe the added diversification lessened the impact that individual weak performers might have had on the Fund's return.

In general, technology shares declined more than other types of stocks and the Fund's exposure to the broad area of technology had the most significant effect on performance. The Fund's weighting in the technology sector approximately matched the weighting of the S&P 500, with telecommunications, semiconductors, hardware, and software companies all represented in the portfolio. Gateway Computer, Compaq, IBM, GlobeSpan, BEA Systems, and Microsoft were just some of the companies in which the Fund was invested during the period. While each of our technology positions was relatively small, the downward momentum across the technology sector detracted from the Fund's performance.

Biotechnology stocks also struggled during the six-month period, although a handful of our holdings in the sector produced positive returns for your Fund. Companies such as Amgen, IDEC Pharmaceuticals, and Genzyme weathered the market turbulence and performed relatively well.

"IN ORDER TO REDUCE
COMPANY-SPECIFIC RISK,
WE INCREASED THE
NUMBER OF STOCKS IN THE
PORTFOLIO TO AROUND 50."

Delaware Balanced Fund was overweighted relative to the benchmark in financial stocks during the fiscal period. Buoyed by declining interest rates and industry consolidation, the Funds investments in the financial sector held up well. We maintained positions in Bank of New York, Citigroup, Capital One Financial, and JP Morgan, which merged with Chase Manhattan. We believe that further interest-rate cuts and an upturn in economic growth over the next year should enhance the long-term prospects of many of these companies.

In keeping with our long-term investment management strategy, we overweighted the Fund relative to the benchmark in retail and consumer cyclical stocks, which generally perform best during periods of economic recovery. We believe that lower interest rates and the possibility of a tax cut may boost consumer spending later this year. At 2.5% of assets, Carnival Cruise Lines was the Fund's largest holding at period end. We believe that this company is well-positioned to take advantage of an upturn in the economy, as well as the demographic trend that suggests aging baby boomers will be taking more vacations.

About halfway through the period, we eliminated the Funds energy position. Rising oil prices and regional energy shortages boosted earnings growth and stock prices for energy companies throughout 2000. In December, however, we noticed that crude oil inventories were beginning to build -- and they have continued to rise since then. While there is currently a gasoline shortage, it is due largely to the lack of refining capacity rather than a dearth of crude oil. A number of refiners have had operational difficulties and have not been able to run at full capacity. We think that as these refiners come back on line, excess crude oil will be converted to gasoline and supply will be plentiful. In our opinion, adequate supply could result in lower energy prices in the months ahead. We have already seen a softening in energy stock prices, and we believe that next years earnings estimates -- and stock prices -- for energy companies are likely to fall from the high levels of the past winter.

Fixed Income
During the six-month period, the Fund's fixed-income investments aided performance, as lower interest rates boosted prices. Early in the period, we sought to minimize risk by emphasizing high-quality U.S. agency and mortgage-backed securities while underweighting the Fund's allocation to corporate bonds relative to the Lehman Brothers Aggregate Bond Index. In an environment of sluggish economic growth and weak earnings, corporate bonds generally carry more default risk.

As we moved into 2001, the Fed began cutting interest rates in an effort to stimulate economic growth. Between January 3, 2001 and April 30, 2001, the Fed trimmed its short-term interest rate target four times, each by 0.50%.

Because the Fed's actions were favorable for the long-term outlook for the economy, we began shifting our focus away from agency and mortgage-backed bonds and more toward corporate issues. When adding to the portfolio's corporate position, we favored insurance companies, as well as equipment trusts -- bonds that are issued by major airline corporations and collateralized by their aircraft fleets. We believe such high-grade investments should perform well, even if the economy remains in the doldrums during the short term. The new bonds we added to the portfolio were rated A to BBB. At the end of the period, the average quality of the Fund was AA (Standard & Poor's rating).

Outlook
Investors have weathered a difficult period, and we believe that the worst is probably over for the economy and the financial markets. We believe the Fed may be nearing the end of its monetary easing cycle, and that the liquidity injected into the economy by interest rate cuts is likely to improve the business climate over the next several months. As we analyze the current situation in the stock market, we see a great many opportunities, particularly in sectors that have had the steepest declines. For example, there are many quality companies in the technology markets that we feel offer outstanding value. In the weeks and months ahead, we anticipate increasing the technology weighting in the portfolio, as we expect much of the growth in the economy to come from technology companies.

In the fixed-income portion of the Fund, we expect the best performance to come from the corporate and other non-Treasury sectors of the market. We anticipate that further declines in short-term interest rates could benefit the Fund, as most of the fixed-income securities in the portfolio carry maturities in the short- to intermediate-term range and would generally stand to benefit from declining rates.

FUND BASICS
-----------
As of April 30, 2001

Fund Objective
The Fund seeks a balance of capital
appreciation, income and
preservation of capital.

Total Fund Net Assets
$458.15 million

Number of Holdings
125

Fund Start Date
April 25, 1938

Your Fund Managers
John B. Jares holds a BS degree in finance and an MBA from the University of Colorado. He came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Mr. Jares is a CFA charterholder.

Paul C. Grillo, Jr. holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware in 1993, he served as mortgage strategist and Trader at Dreyfus Corporation. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992 and holds a BS and an MBA in finance from Widener University. He is an Adjunct Professor of finance at Widener University and a CFA charterholder.

Nasdaq Symbols

Class A DELFX
Class B DELBX
Class C DEDCX



DELAWARE BALANCED FUND PERFORMANCE
----------------------------------


Average Annual Total Returns
Through April 30, 2001              Lifetime    10-Years   Five Years   One Year
--------------------------------------------------------------------------------
   Class A (Est. 4/25/38)
      Excluding Sales Charge        +10.79%     +9.04%     +6.75%        -3.73%
      Including Sales Charge        +10.69%     +8.39%     +5.50%        -9.25%
--------------------------------------------------------------------------------
   Class B (Est. 9/6/94)
      Excluding Sales Charge        +7.67%                 +5.92%        -4.44%
      Including Sales Charge        +7.67%                 +5.65%        -9.14%
--------------------------------------------------------------------------------
   Class C (Est. 11/29/95)
      Excluding Sales Charge        +6.33%                 +5.92%        -4.44%
      Including Sales Charge        +6.33%                 +5.92%        -5.39%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B Shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended April 30, 2001 for Delaware Balanced Fund's Institutional Class shares were +10.82%, +9.21%, +6.97% and -3.55%, respectively. The Institutional Class was made available without sales charges only to a certain eligible institutional accounts on November 9, 1992. Performance prior to that date is based on Class A share performance adjusted to eliminate sales charges, but not the impact of the annual distribution and service fee of Class A shares.

Nasdaq Symbol Institutional Class: DEICX

Statement of Net Assets

DELAWARE BALANCED FUND
----------------------


                                                         Number of     Market
April 30, 2001 (Unaudited)                               Shares        Value
--------------------------------------------------------------------------------
  Common Stock - 56.34%
  Banking & Finance - 11.35%
  Bank of New York ....................................    109,500  $ 5,496,900
  Bank One ............................................    130,000    4,910,100
  Capital One Financial ...............................     90,900    5,713,974
  Citigroup ...........................................    216,666   10,649,134
  J.P. Morgan Chase ...................................    110,750    5,313,785
  Morgan Stanley Dean Witter ..........................    148,800    9,343,152
  Schwab (Charles) ....................................    241,450    4,780,710
  Stilwell Financial ..................................    196,800    5,799,696
                                                                    -----------
                                                                     52,007,451
                                                                    -----------

  Cable, Media & Publishing - 0.81%
 *Viacom Class B ......................................     71,000    3,696,260
                                                                    -----------
                                                                      3,696,260
                                                                    -----------
  Chemicals - 1.02%
  DuPont (E.I.) deNemours .............................    102,900    4,650,051
                                                                    -----------
                                                                      4,650,051
                                                                    -----------
  Computers & Technology - 10.22%
*+BEA Systems .........................................    157,450    6,431,833
 *Cisco Systems .......................................    292,600    4,968,348
  International Business Machines .....................     79,600    9,165,144
*+Juniper Networks ....................................     77,800    4,592,534
  Linear Technology ...................................     29,900    1,436,396
 *McData ..............................................      3,305       75,453
 *Micron Technology ...................................    132,300    6,003,774
 *Microsoft............................................    135,800    9,200,450
*+Siebel Systems.......................................    108,400    4,940,872
                                                                    -----------
                                                                     46,814,804
                                                                    -----------
  Electronics & Electrical Equipment - 8.24%
 *Altera ..............................................    254,350    6,432,512
 *Applied Micro Circuits ..............................    233,100    6,065,262
  General Electric ....................................    162,000    7,861,860
*+Globespan ...........................................     80,700    1,775,400
  Intel ...............................................    218,500    6,753,835
 *KLA Instruments .....................................     55,100    3,028,296
 *Lam Research ........................................     71,000    2,101,600
  Texas Instruments....................................     96,600    3,738,420
                                                                    -----------
                                                                     37,757,185
                                                                    -----------
  Energy - 0.37%
 *Reliant Resources ...................................     56,400    1,692,000
                                                                    -----------
                                                                      1,692,000
                                                                    -----------
  Healthcare & Pharmaceuticals - 8.84%
 *Amgen ...............................................    160,700    9,825,198
  Baxter International ................................     48,300    4,402,545
 *Genzyme-General Division ............................     45,000    4,903,650
*+IDEC Pharmaceuticals ................................    172,600    8,491,920
  Lilly (Eli) .........................................     26,600    2,261,000
  Medtronic............................................    102,200    4,558,120
 *Oxford Health Plans .................................    194,400    6,045,840
                                                                    -----------
                                                                     40,488,273
                                                                    -----------

                                                         Number of     Market
                                                         Shares        Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Leisure, Lodging & Entertainment - 2.51%
 Carnival Cruise Lines  ...............................    434,400  $11,511,600
                                                                    -----------
                                                                     11,511,600
                                                                    -----------
 Metals & Mining - 0.36%
 Nucor ................................................     32,400    1,643,652
                                                                    -----------
                                                                      1,643,652
                                                                    -----------
 Miscellaneous - 1.51%
 S&P 500 Depositary Receipt............................     55,300    6,925,219
                                                                    -----------
                                                                      6,925,219
                                                                    -----------
 Retail - 5.88%
*Best Buy .............................................    131,200    7,222,560
 Home Depot ...........................................    209,000    9,843,900
 Target ...............................................    119,700    4,602,465
 Tiffany ..............................................    162,800    5,277,976
                                                                    -----------
                                                                     26,946,901
                                                                    -----------
 Telecommunications - 2.00%
*Comcast -- Special Class A ...........................    138,600    6,085,926
*Worldcom .............................................    168,800    3,080,600
                                                                    -----------
                                                                      9,166,526
                                                                    -----------
 Textiles, Apparel & Furniture - 1.79%
*Coach ................................................    253,100    8,210,564
                                                                    -----------
                                                                      8,210,564
                                                                    -----------
 Transportation & Shipping - 1.44%
+UAL ..................................................    185,200    6,578,304
                                                                    -----------
                                                                      6,578,304
                                                                    -----------
 Total Common Stock
   (cost $237,459,900) ................................             258,088,790
                                                                    -----------


                                                        Principal
                                                          Amount
 Corporate Bonds - 13.99%
 Banking, Finance & Insurance - 3.00%
 Athena Nuero Finance 7.25% 2/21/08 ................... $1,815,000    1,841,911
 Axa 8.60% 12/15/30 ...................................  2,005,000    2,153,546
 Banco Santander-Chile 6.50% 11/1/05 ..................  1,775,000    1,784,436
 Bank of Hawaii 6.875% 6/1/03 .........................    700,000      708,181
+Citigroup 6.75% 12/1/05 ..............................  2,015,000    2,090,597
 Salomon Smith Barney Holdings
   5.875% 3/15/06 .....................................    910,000      902,417
+Wells Fargo Bank 7.55% 6/21/10 .......................  3,985,000    4,265,435
                                                                    -----------
                                                                     13,746,523
                                                                    -----------
 Cable, Media & Publishing - 0.56%
 AOL Time Warner 6.75% 4/15/11-00 .....................  1,095,000    1,089,797
 Comcast Cable Communication
   6.75% 1/30/11 ......................................  1,500,000    1,475,739
                                                                    -----------
                                                                      2,565,536
                                                                    -----------

                                                Principal          Market
Delaware Balanced Fund                          Amount             Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Electronics & Electrical Equipment - 0.34%
 Arrow Electronics 8.20% 10/1/03 ............   $1,550,000      $ 1,567,526
                                                                -----------
                                                                  1,567,526
                                                                -----------
 Energy - 1.69%
 Mirant Americas 144A 8.30% 5/1/11 ..........    1,135,000        1,150,720
 Osprey Trust 144A 8.31% 1/15/03 ............    3,250,000        3,349,281
 Pemex Finance 9.69% 8/15/09 ................    3,000,000        3,239,490
                                                                -----------
                                                                  7,739,491
                                                                -----------
 Healthcare & Pharmaceuticals - 0.44%
 Aetna 7.375% 3/1/06 ........................    2,030,000        2,015,502
                                                                -----------
                                                                  2,015,502
                                                                -----------
 Industrial Machinery - 1.57%
 Archer Daniels Midland 7.00% 2/1/31 ........    1,850,000        1,790,056
 Fort James 6.625% 9/15/04 ..................      720,000          709,211
 IMC Global 7.40% 11/1/02 ...................    2,015,000        1,957,440
 USX 6.85% 3/1/08 ...........................    2,700,000        2,738,507
                                                                -----------
                                                                  7,195,214
                                                                -----------
 Leisure, Lodging & Entertainment - 0.15%
 Mirage Resorts 6.625% 2/1/05 ...............      700,000          689,259
                                                                -----------
                                                                    689,259
                                                                -----------
 Miscellaneous - 0.39%
 Andarko Finance 144A 7.50% 5/1/31 ..........    1,745,000        1,783,411
                                                                -----------
                                                                  1,783,411
                                                                -----------
 Real Estate - 0.66%
 Simon Property Group 144A
    7.375% 1/20/06 ..........................    3,020,000        3,024,775
                                                                -----------
                                                                  3,024,775
                                                                -----------
 Retail - 0.65%
+Gap 5.625% 5/1/03 ..........................      850,000          849,366
 Lowes Companies 7.50%   12/15/05 ...........    2,030,000        2,136,366
                                                                -----------
                                                                  2,985,732
                                                                -----------
 Telecommunications - 2.53%
 AT&T Wireless 144A
    7.875% 3/1/11 ...........................      640,000          643,277
    8.75% 3/1/31 ............................    1,700,000        1,749,909
 Cox Communications 6.15% 8/1/03 ............    2,620,000        2,643,190
 Liberty Media 8.50% 7/15/29 ................    1,000,000          918,464
 Qwest Capital Funding 144A
  7.25% 2/15/11 .............................    1,080,000        1,092,490
 Sprint Capital 7.625% 1/30/11 ..............    1,010,000        1,011,888
 Worldcom 7.55% 4/1/04 ......................    3,495,000        3,537,139
                                                                -----------
                                                                 11,596,357
                                                                -----------
 Transportation & Shipping - 1.32%
 Delta Air Lines 7.57% 11/15/10 .............    2,810,000        2,941,677
 United Air Lines 7.186% 4/1/11 .............    3,045,000        3,114,243
                                                                -----------
                                                                  6,055,920
                                                                -----------

                                                Principal         Market
                                                Amount            Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Utilities - 0.69%
 Dominion Fiber 144A 7.05% 3/15/05 ..........   $  675,000     $   676,158

+Progress Energy
    6.55% 3/1/04 ............................    2,060,000       2,100,481
    7.75% 3/1/31 ............................      360,000         363,219
                                                               -----------
                                                                 3,139,858
                                                               -----------
 Total Corporate Bonds
    (cost $63,431,966) ......................                   64,105,104
                                                               -----------

 Mortgage-Backed Securities - Fixed Rate - 12.32%
 Fannie Mae
    6.50% 5/1/16 ............................    9,000,000       9,070,313
    6.50% 2/1/29 ............................    2,134,092       2,120,087
    6.50% 5/1/31 ............................    3,500,000       3,463,906
    7.00% 7/1/17 ............................      742,371         754,435
    7.00% 8/1/28 ............................    1,728,645       1,747,011
    7.00% 2/1/30 ............................    7,727,527       7,802,387
    7.50% 8/1/30 ............................       48,103          49,125
    7.50% 8/1/30 ............................      459,190         468,948
    7.50% 1/1/31 ............................      951,997         972,226
    7.50% 2/1/31 ............................      500,049         510,675
    7.50% 2/1/31 ............................      914,794         934,233
    7.50% 2/1/31 ............................      626,215         639,522
    9.00% 5/1/10 ............................      994,520       1,059,475
 Freddie Mac
    6.50% 4/1/29 ............................    2,446,121       2,427,775
    7.00% 4/1/30 ............................    7,963,206       8,042,838
    7.00% 11/1/30 ...........................    3,837,924       3,876,303
    7.00% 11/1/30 ...........................    3,144,084       3,175,525
    8.50% 4/1/09 ............................          229             241
 GNMA
    7.00% 1/15/31 ...........................    6,065,116       6,133,349
    7.50% 7/15/30 ...........................    3,140,259       3,216,803
                                                               -----------
 Total Mortgage-Backed
    Securities - Fixed Rate
    (cost $55,774,217) ......................                   56,465,177
                                                               -----------

                                                Principal         Market
Delaware Balanced Fund                          Amount            Value
--------------------------------------------------------------------------------
Asset-Backed Securities - 3.75%
MBNA Master Card Trust
 Series 1996-G A 5.749% 12/15/08 ............   $5,870,000     $ 5,881,053
MBNA Master Credit Card Trust
 Series 2000-I A 6.90% 1/15/08 ..............      801,000         840,272
Peoplefirst.Com Auto Receivables
 Owner Trust 2000-2 A4 6.43% 9/15/07             2,095,000       2,143,447
Philadelphia, Pennsylvania Authority For
 Industrial Development Tax Claim
 Revenue Class A 6.488% 6/15/04 .............    2,839,973       2,802,699
Residential Asset Securities Corporation
 Series 2000-KS4 AI3 7.355% 1/25/26 .........    4,000,000       4,128,181
SLM Student Loan Trust 1998-1 A1
 6.738% 1/25/07 .............................    1,383,511       1,383,656
                                                               -----------
Total Asset-Backed Securities
 (cost $16,973,453) .........................                   17,179,308
                                                               -----------

Commercial Mortgage-Backed Securities - 2.76%
Chase Commercial Mortgage Securities
 6.90% 11/19/06 .............................    1,753,625       1,786,359
Comm Series 00-C1 A1 7.206% 9/15/08 .........    3,065,713       3,204,639
Comm Series 2001-J1A A2
 6.457% 2/16/34 .............................    1,750,000       1,730,313
First Union National Bank
 Commercial Mortgage Series 99-C4 A1
 7.184% 9/15/08 .............................    1,263,471       1,321,757
GMAC Commercial Mortgage Securities
 2000-C2 A2 7.455% 6/16/10 ..................    4,325,000       4,585,141
                                                               -----------
Total Commercial Mortgage-Backed
 Securities (cost $12,392,964) ..............                   12,628,209
                                                               -----------

Agency Collateralized Mortgage Obligations - 2.05%
Federal Home Loan Mortgage Corporation
 Series 2303 CW 8.50% 1/15/2 ................    2,500,000       2,675,000
Federal National Mortgage Association
 Whole Loan Series 98-W3 A2
 6.50% 7/25/28 ..............................    1,635,643       1,652,784
Government National Mortgage Association
 1998-9 B 6.85% 12/20/25 ....................    5,000,000       5,073,700
                                                               -----------
Total Agency Collateralized Mortgage
 Obligations (cost $9,305,742) ..............                    9,401,484
                                                               -----------

                                                Principal         Market
                                                Amount            Value
--------------------------------------------------------------------------------
   Agency Obligations - 1.28%
   Federal Home Loan Mortgage Corporation
     5.875% 3/21/11 .........................   $1,160,000      $1,121,137
   Federal National Mortgage Association
     7.25% 1/15/10 ..........................    1,100,000       1,194,119
     7.125% 6/15/10 .........................      350,000         377,525
    #6.26% 6/1/17 ...........................    6,825,000       2,561,756
    +6.625% 11/15/30 ........................      600,000         608,727
   Total Agency Obligations
     (cost $5,719,333) ......................                    5,863,264
                                                                ----------

  +U.S. Treasury Obligations - 0.89%
   U.S. Treasury Bond 8.875% 8/15/17 ........    1,375,000       1,810,919
   U.S. Treasury Bond 6.25% 5/15/30 .........       65,000          68,585
+**U.S. Treasury Note
     5.00% 2/15/11 ..........................    2,260,000       2,203,502
                                                                ----------
   Total U.S. Treasury Obligations
     (cost $4,029,695) ......................                    4,083,006
                                                                ----------

   Miscellaneous - 0.79%
   Mexican United States
     9.875% 1/15/07-00 ......................    3,375,000       3,636,563
                                                                ----------
   Total Miscellaneous
     (cost $3,645,000) ......................                    3,636,563
                                                                ----------

                                                Number  of          Market
Delaware Balanced Fund                          Shares              Value
--------------------------------------------------------------------------------
Preferred Stock - 0.47%
Telecommunications - 0.47%
Centaur Funding .............................       20,650       $  2,145,019
                                                                 ------------
                                                                    2,145,019
                                                                 ------------
Total Preferred Stock
  (cost $2,087,197) .........................                       2,145,019
                                                                 ------------

Repurchase Agreements - 0.70%
With BNP Paribas 4.51% 5/1/01
  (dated 4/30/01, collateralized by
  $9,439,000 U.S. Treasury Notes
  6.375% due 9/30/01, market
  value $9,574,843) .........................    9,367,000          9,367,000
With Chase Manhattan 4.50% 5/1/01
  (dated 4/30/01, collateralized by
  $6,136,000 U.S. Treasury Notes  6.625%
  due 7/31/01, market value $6,275,756
  and $3,679,000 U.S. Treasury Notes
  11.125% due 8/15/03, market
  value $4,285,613) .........................   10,324,000         10,324,000
With UBS Warburg 4.51% 5/1/01
  (dated 4/30/01, collateralized by
  $1,615,000 U.S. Treasury Notes 6.125%
  due 12/31/01, market value $1,672,061
  and $2,842,000 U.S. Treasury Notes
  6.50% due 5/31/02, market value
  $2,989,118 and $1,600,000 U.S. Treasury
  Notes 5.50% due 3/31/03, market value
  $1,639,777 and $2,843,000 U.S. Treasury
  Notes 5.75% due 8/15/03,
  market value $2,955,253) ..................    9,044,000          9,044,000
                                                                 ------------
Total Repurchase Agreements
  (cost $28,735,000) ........................                      28,735,000
                                                                 ------------
Total Market Value of Securities - 100.91%
  (cost $439,554,467) .......................                     462,330,924
Liabilities Net of Receivables
  and Other Assets - (0.91%) ................                      (4,176,019)
                                                                 ------------
Net Assets Applicable to 27,177,050
  Shares Outstanding - 100.00% ..............                    $458,154,905
                                                                 ============
Net Asset Value - Delaware
  Balanced Fund Class A
  ($375,614,941 / 22,279,466 Shares) ........                          $16.86
                                                                       ------
Net Asset Value - Delaware
  Balanced Fund Class B
  ($50,550,130 / 3,000,449 Shares) ..........                          $16.85
                                                                       ------
Net Asset Value - Delaware
  Balanced Fund Class C
  ($9,380,314 / 557,311 Shares) .............                          $16.83
                                                                       ------
  Net Asset Value - Delaware
  Balanced Fund Institutional Class
  ($22,609,520 / 1,339,824 Shares) ..........                          $16.87
                                                                       ------

--------------------------------------------------------------------------------
  Components of Net Assets at April 30, 2001:
  Shares of beneficial interest
   (unlimited authorization  no par) ........                    $466,541,891
  Undistributed net investment income .......                       2,341,149
  Accumulated net realized
   loss on investments ......................                     (33,527,575)
  Net unrealized appreciation
   of investments ...........................                      22,799,440
                                                                 ------------
  Total net assets ..........................                    $458,154,905
                                                                 ============

  ----------------------
* Non-income producing security for the period ended April 30, 2001. **Fully or partially pledged as collateral for financial futures contracts.
 +Security is partially or fully on loan.
 #Zero coupon security as of April 30, 2001. The interest rate shown is the effective yield as of April 30, 2001.

  Net Asset Value and Offering Price per
   Share - Delaware Balanced Fund
  Net asset value Class A (A) ...............                          $16.86
  Sales charge (5.75% of offering price or
    6.11% of the amount invested
    per share) (B) ..........................                            1.03
                                                                       ------
  Offering price ............................                          $17.89
                                                                       ======


  ----------------------
  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
  (B) See current prospectus for purchases of $50,000 or more.




                            See accompanying notes.

Statement of Operations


Six Months Ended April 30, 2001 (Unaudited)               Delaware Balanced Fund
--------------------------------------------------------------------------------
Investment Income:
Interest .................................................  $7,682,442
Dividends ................................................     877,070
Other income .............................................      36,333  $ 8,595,845
                                                            ----------  -----------


Expenses:
Management fees ..........................................   1,548,398
Distribution expenses ....................................     736,944
Dividend disbursing and transfer agent fees and expenses .     681,758
Reports and statements to shareholders ...................     102,199
Accounting and administration expenses ...................     102,306
Registration fees ........................................      39,000
Custodian fees ...........................................      28,012
Professional fees ........................................       5,802
Trustee's fees ...........................................       8,468
Other ....................................................      40,420    3,293,307
                                                            ----------  -----------
Less expenses paid indirectly ............................                   (9,678)
                                                                        -----------
Total expenses ...........................................                3,283,629
                                                                        -----------
Net Investment Income ....................................                5,312,216
                                                                        -----------


Net Realized and Unrealized Loss on Investments:
Net realized loss on investments .........................              (26,293,195)
Net change in unrealized appreciation/depreciation
 of investments ..........................................              (19,091,253)
                                                                        -----------
Net Realized and Unrealized Loss on Investments ..........              (45,384,448)
                                                                        -----------
Net Decrease in Net Assets Resulting from Operations .....             ($40,072,232)
                                                                        -----------


                             See accompanying notes

Statements of Changes in Net Assets



                                                                                         Delaware Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
                                                                                 Six Months Ended           Year Ended
                                                                                    04/30/01                 10/31/00
                                                                                   (Unaudited)
Increase (Decrease) in Net Assets from  Operations:
Net investment income ........................................................   $  5,312,216              $  12,733,512
Net realized loss on investments .............................................    (26,293,195)                (5,761,847)
Net change in unrealized appreciation/depreciation of investments ............    (19,091,253)               (17,350,786)
                                                                                 ---------------------------------------
Net decrease in net assets resulting from operations .........................    (40,072,232)               (10,379,121)
                                                                                 ---------------------------------------


Distributions to Shareholders from:
Net investment income:
  Class A ....................................................................     (7,547,775)                (5,318,355)
  Class B ....................................................................       (706,814)                  (214,073)
  Class C ....................................................................       (150,789)                   (53,808)
  Institutional Class ........................................................       (480,797)                  (989,220)

Net realized gain on investments:
  Class A ....................................................................             --                (65,278,668)
  Class B ....................................................................             --                 (7,495,236)
  Class C ....................................................................             --                 (1,970,842)
  Institutional Class ........................................................             --                (10,187,208)
                                                                                 ---------------------------------------
                                                                                   (8,886,175)               (91,507,410)
                                                                                 ---------------------------------------


Capital Share Transactions:
Proceeds from shares sold:
  Class A ....................................................................     10,145,708                 31,374,210
  Class B ....................................................................     10,979,530                 13,081,010
  Class C ....................................................................      1,302,572                  3,507,494
  Institutional Class ........................................................      4,893,911                 22,248,739

Net asset value of shares issued upon reinvestment of distributions:
  Class A ....................................................................      5,521,948                 56,673,328
  Class B ....................................................................        655,897                  7,337,876
  Class C ....................................................................        144,871                  1,951,025
  Institutional Class ........................................................        480,794                 10,728,780
                                                                                 ---------------------------------------
                                                                                   34,125,231                146,902,462
                                                                                 ---------------------------------------
Cost of shares repurchased:
  Class A ....................................................................    (35,925,262)              (135,805,028)
  Class B ....................................................................     (5,606,542)               (28,995,712)
  Class C ....................................................................     (2,019,803)               (13,199,470)
  Institutional Class ........................................................     (6,232,449)               (78,542,742)
                                                                                 ---------------------------------------
                                                                                  (49,784,056)              (256,542,952)
                                                                                 ---------------------------------------

Decrease in net assets derived from capital share transactions ...............    (15,658,825)              (109,640,490)
                                                                                 ---------------------------------------
Net Decrease in Net Assets ...................................................    (64,617,232)              (211,527,021)
                                                                                 ---------------------------------------


Net Assets:
Beginning of period ..........................................................    522,772,137                734,299,158
                                                                                 ---------------------------------------
End of period ................................................................   $458,154,905              $ 522,772,137
                                                                                 =======================================



                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                 Delaware Balanced Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                    Ended                        Year Ended
                                                                 04/30/01(1)  10/31/00  10/31/99  10/31/98   10/31/97   10/31/96
                                                                 (Unaudited)
Net asset value, beginning of period ..........................   $ 18.620    $ 21.600  $ 22.970  $ 22.950   $ 21.260   $ 19.940

Income (loss) from investment operations:
   Net investment income(2) ...................................      0.170       0.403     0.422     0.510      0.610      0.706
   Net realized and unrealized gain (loss)
     on investments ...........................................     (1.602)     (0.617)   (0.257)    2.620      3.680      2.349
                                                                  --------------------------------------------------------------
   Total from investment operations ...........................     (1.432)     (0.214)    0.165     3.130      4.290      3.055
                                                                  --------------------------------------------------------------


Less dividends and distributions:
   Dividends from net investment income .......................     (0.328)     (0.213)   (0.495)   (0.510)    (0.680)    (0.655)
   Distributions from net realized gain
     on investments ...........................................         --      (2.553)   (1.040)   (2.600)    (1.920)    (1.080)
                                                                  --------------------------------------------------------------
   Total dividends and distributions ..........................     (0.328)     (2.766)   (1.535)   (3.110)    (2.600)    (1.735)
                                                                  --------------------------------------------------------------


Net asset value, end of period ................................   $ 16.860    $ 18.620  $ 21.600  $ 22.970   $ 22.950    $21.260
                                                                  ==============================================================


Total return(3) ...............................................     (7.74%)     (0.75%)    0.44%    14.80%     22.05%     16.07%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................   $375,615    $436,534  $562,975  $610,332   $554,448   $490,150
   Ratio of expenses to average net assets ....................      1.29%       1.31%     1.12%     0.98%      0.97%      0.99%
   Ratio of net investment income to average
     net assets ...............................................      2.31%       2.14%     1.85%     2.25%      2.83%      3.39%
   Portfolio turnover .........................................       349%        165%       87%       86%        81%        92%

----------------
(1)Ratios have been annualized and total return has not been annualized.
(2)The average shares outstanding method has been applied for per share information for the periods ended 10/31/99, 10/31/00 and 4/30/01.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Balanced Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                   Ended                         Year Ended
                                                                 04/30/01(1)  10/31/00  10/31/99  10/31/98   10/31/97   10/31/96
                                                                 (Unaudited)
Net asset value, beginning of period ..........................   $ 18.600    $ 21.590  $ 22.950  $ 22.880   $ 21.200   $ 19.900

Income (loss) from investment operations:
   Net investment income(2) ...................................      0.098       0.259     0.246     0.337      0.452      0.525
   Net realized and unrealized gain (loss)
     on investments ...........................................     (1.590)     (0.621)   (0.251)    2.608      3.658      2.350
                                                                  --------------------------------------------------------------
   Total from investment operations ...........................     (1.492)     (0.362)   (0.005)    2.945      4.110      2.875
                                                                  --------------------------------------------------------------


Less dividends and distributions:
   Dividends from net investment income .......................     (0.258)     (0.075)   (0.315)   (0.275)    (0.510)    (0.495)
   Distributions from net realized gain
      on investments ..........................................         --      (2.553)   (1.040)   (2.600)    (1.920)    (1.080)
                                                                  --------------------------------------------------------------
   Total dividends and distributions ..........................     (0.258)     (2.628)   (1.355)   (2.875)    (2.430)    (1.575)
                                                                  --------------------------------------------------------------


Net asset value, end of period ................................   $ 16.850    $ 18.600  $ 21.590  $ 22.950    $22.880    $21.200
                                                                  ==============================================================


Total return(3) ...............................................     (8.08%)     (1.52%)   (0.31%)   13.90%     21.09%     15.15%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................   $ 50,550    $ 49,353  $ 67,090  $ 33,884   $ 16,659   $  6,872
   Ratio of expenses to average net assets ....................      2.08%       2.07%     1.89%     1.77%      1.78%      1.80%
   Ratio of net investment income to average
     net assets ...............................................      1.52%       1.38%     1.08%     1.46%      2.00%      2.58%
   Portfolio turnover .........................................       349%        165%       87%       86%        81%        92%

----------------
(1)Ratios have been annualized and total return has not been annualized.
(2)The average shares outstanding method has been applied for per share information for the periods ended 10/31/99, 10/31/00 and 4/30/01.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Balanced Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months                                           11/29/95(2)
                                                                   Ended         Year Ended                                to
                                                                 04/30/01(1)  10/31/00  10/31/99  10/31/98   10/31/97   10/31/96
                                                                 (Unaudited)
Net asset value, beginning of period ..........................   $ 18.580    $ 21.570  $ 22.930  $ 22.870    $21.180   $ 20.500

Income (loss) from investment operations:
   Net investment income(3) ...................................      0.105       0.251     0.246     0.335      0.460      0.583
   Net realized and unrealized gain (loss)
     on investments ...........................................     (1.597)     (0.613)   (0.251)    2.600      3.655      1.757
                                                                  --------------------------------------------------------------
   Total from investment operations ...........................     (1.492)     (0.362)   (0.005)    2.935      4.115      2.340
                                                                  --------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .......................     (0.258)     (0.075)   (0.315)   (0.275)    (0.505)    (0.580)
   Distributions from net realized gain
     on investments ...........................................         --      (2.553)   (1.040)   (2.600)    (1.920)    (1.080)
                                                                  --------------------------------------------------------------
   Total dividends and distributions ..........................     (0.258)     (2.628)   (1.355)   (2.875)    (2.425)    (1.660)
                                                                  --------------------------------------------------------------


Net asset value, end of period ................................   $ 16.830    $ 18.580  $ 21.570  $ 22.930   $ 22.870   $ 21.180
                                                                  ==============================================================


Total return(4) ...............................................     (8.09%)     (1.52%)   (0.31%)   13.85%      21.07%     12.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................   $  9,380    $ 10,993  $ 21,192  $ 17,730   $  8,090   $  1,990
   Ratio of expenses to average net assets ....................      2.08%       2.07%     1.89%     1.77%      1.78%      1.80%
   Ratio of net investment income to average
     net assets ...............................................      1.52%       1.38%     1.08%     1.46%      2.00%      2.58%
   Portfolio turnover .........................................       349%        165%       87%       86%        81%        92%

-----------------
(1)Ratios have been annualized and total return has not been annualized.
(2)Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3)The average shares outstanding method has been applied for per share information for the periods ended 10/31/99, 10/31/00 and 4/30/01.
(4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Balanced Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                   Ended                         Year Ended
                                                                04/30/01(1)   10/31/00  10/31/99  10/31/98   10/31/97   10/31/96
                                                                (Unaudited)
Net asset value, beginning of period ..........................   $ 18.640    $ 21.630   $23.000  $ 23.000   $ 21.300   $ 19.980

Income (loss) from investment operations:
   Net investment income(2) ...................................      0.186       0.449     0.480     0.585      0.659      0.727
   Net realized and unrealized gain (loss)
     on investments ...........................................     (1.606)     (0.618)   (0.265)    2.595      3.681      2.363
                                                                  --------------------------------------------------------------
   Total from investment operations ...........................     (1.420)     (0.169)    0.215     3.180      4.340      3.090
                                                                  --------------------------------------------------------------


Less dividends and distributions:
   Dividends from net investment income .......................     (0.350)     (0.268)   (0.545)   (0.580)    (0.720)    (0.690)
   Distributions from net realized gain
     on investments ...........................................         --      (2.553)   (1.040)   (2.600)    (1.920)    (1.080)
                                                                  --------------------------------------------------------------
   Total dividends and distributions ..........................     (0.350)     (2.821)   (1.585)   (3.180)    (2.640)    (1.770)
                                                                  --------------------------------------------------------------


Net asset value, end of period ................................   $ 16.870    $ 18.640  $ 21.630  $ 23.000   $ 23.000   $ 21.300
                                                                  ==============================================================


Total return(3) ...............................................     (7.67%)     (0.55%)    0.70%    15.03%     22.29%     16.25%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................   $ 22,610    $ 25,892  $ 83,042  $300,656   $153,176   $125,751
   Ratio of expenses to average net assets ....................      1.08%       1.07%     0.89%     0.77%      0.78%      0.80%
   Ratio of net investment income to average
     net assets ...............................................      2.52%       2.38%     2.08%     2.46%      3.00%      3.58%
   Portfolio turnover .........................................       349%        165%       87%       86%        81%        92%

----------------
(1)Ratios have been annualized and total return has not been annualized.
(2)The average shares outstanding method has been applied for per share information for the periods ended 10/31/99, 10/31/00 and 4/30/01.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements





April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Balanced Fund and Delaware Devon Fund. These financial statements and notes pertain to Delaware Balanced Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The Fund's objective is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund, along with other members of the Delaware Investments Family of Funds, may invest in a pooled cash account. The aggregate daily balance of the pooled cash account is

--------------------------------------------------------------------------------
invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Funds custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts currently on fixed income securities, but recognizes the discounts at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Funds distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,743 for the period ended April 30, 2001. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were approximately $6,935 for the period ended April 30, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares.

At April 30, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ................. $21,248

Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC ........... $34,222

Other expenses payable to DMC and affiliates .............  $7,987

For the period ended April 30, 2001, DDLP earned $16,284 for commissions on sales of the Funds Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2001, the Fund made purchases of $664,641,608 and sales of $656,743,276 of investment securities other than U.S. government securities and short-term cash investments.

At April 30, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2001, the cost of investments was $439,554,467. At April 30, 2001 the net unrealized appreciation was $22,776,457 of which $29,003,004 related to unrealized appreciation of investments and $6,226,547 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                                        Six Months      Year
                                                           Ended       Ended
                                                          4/30/01     10/31/00

Shares sold:
  Class A . . . . . . . . . . . . . . . . . . . . . . .    580,233    1,634,997
  Class B . . . . . . . . . . . . . . . . . . . . . . .    635,937      692,520
  Class C . . . . . . . . . . . . . . . . . . . . . . .     74,623      187,620
  Institutional Class . . . . . . . . . . . . . . . . .    277,336    1,175,091

Shares issued upon reinvestment
  of distributions:
  Class A . . . . . . . . . . . . . . . . . . . . . . .    317,311    3,079,953
  Class B . . . . . . . . . . . . . . . . . . . . . . .     37,274      398,933
  Class C . . . . . . . . . . . . . . . . . . . . . . .      8,238      106,199
  Institutional Class . . . . . . . . . . . . . . . . .     27,670      582,878
                                                        ----------   ----------
                                                         1,958,622    7,858,191
                                                        ----------   ----------
Shares repurchased:
  Class A . . . . . . . . . . . . . . . . . . . . . . . (2,066,350)  (7,332,009)
  Class B . . . . . . . . . . . . . . . . . . . . . . .   (326,234)  (1,545,732)
  Class C . . . . . . . . . . . . . . . . . . . . . . .   (117,195)    (684,649)
  Institutional Class . . . . . . . . . . . . . . . . .   (354,321)  (4,207,365)
                                                        ----------   ----------
                                                        (2,864,100) (13,769,755)
                                                        ----------   ----------
Net decrease . . . . . . . . . . . . . . . . . . . . ..   (905,478)  (5,911,564)
                                                        ==========   ==========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2001, or at any time during the period.

6. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a

--------------------------------------------------------------------------------
6. Futures Contracts (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at April 30, 2001 were as follows:

Contracts to              Notional         Expiration       Unrealized
 Buy (Sell)            Cost (Proceeds)        Date          Gain (Loss)
--------------------------------------------------------------------------------
 (80) U.S. 5 Year     $(8,359,440)          June 2001         $29,440
  Treasury Note
    contracts

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

7. Swap Agreements
During the period ended April 30, 2001, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees.

The change in value of swap agreements outstanding, if any is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on the maturity or termination of the swap agreement.

At April 30, 2001, the Fund had the following total return swap agreements outstanding:

Notional       Expiration
Amount            Date         Description
--------------------------------------------------------------------------------
7,280,000     July 31, 2001    Agreement with Goldman Sachs Capital Markets to
                               receive (pay) the notional amount multiplied by the return on the Lehman Brothers Commercial MBS
                               Index AAA and to pay the notional amount multiplied by the 1 Month BBA LIBOR adjusted by a spread of minus 0.50%

--------------------------------------------------------------------------------
7. Swap Agreements (continued)
Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements, include the potential inability of the counterparties to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from the potential losses from adverse market movements and such losses could exceed the related amounts shown above.

8. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement ("Lending Agreement") with Chase Manhattan Bank. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to (100% of the market value of the securities issued in the United States and 105% of) the market value of the securities issued outside the United States. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at April 30, 2001 was $36,052,672 and $36,506,570, respectively. For the period ended April 30, 2001 net income from securities lending was $36,333 and is included in interest income on the Statement of Operations.

--------------------------------------------------------------------------------
9. Credit and Market Risk
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in the prevailing interests rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Funds yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

DELAWARE INVESTMENTS FAMILY OF FUNDS
-----------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                     International and Global              Tax-Exempt Income
  o Technology and Innovation           o Emerging Markets Fund               o National High-Yield
    Fund                                o Overseas Equity Fund+                  Municipal Bond Fund
  o American Services Fund              o International Equity Fund           o Tax-Free USA Fund
  o Select Growth Fund                Current Income                          o Tax-Free Insured Fund
  o Trend Fund                          o Delchester Fund                     o Tax-Free USA
  o Growth Opportunities Fund           o High-Yield                             Intermediate Fund
  o Small Cap Value Fund                   Opportunities Fund                 o State Tax-Free Funds*
  o U.S. Growth Fund                    o Strategic Income Fund             Stability of Principal
  o Tax-Efficient Equity Fund+          o Corporate Bond Fund                 o Cash Reserve Fund
  o Social Awareness Fund               o Extended Duration                   o Tax-Free Money Fund
  o Core Equity Fund**                     Bond Fund                        Asset Allocation
Total Return                            o American Government                 o Foundation Funds
  o Blue Chip Fund+                        Bond Fund                             Growth Portfolio
  o Devon Fund                          o U.S. Government                        Balanced Portfolio
  o Growth and Income Fund                 Securities Fund+                      Income Portfolio
  o Decatur Equity                      o Limited-Term
     Income Fund                           Government Fund
  o REIT Fund
  o Balanced Fund

 *Available for the following states: Arizona, California, Colorado, Florida,
  Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

**Formerly Growth Stock Fund

 +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                                     For Shareholders
                                                     800 523-1918

                                                     For Securities Dealers
                                                     800 362-7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     800 659-2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware Balanced Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Balanced Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES                           Thomas F. Madison                        Investment Manager
                                            President and Chief Executive Officer    Delaware Management Company
Charles E. Haldeman, Jr.                    MLM Partners, Inc.                       Philadelphia, PA
Chairman                                    Minneapolis, MN
Delaware Investments Family of Funds                                                 International Affiliate
Philadelphia, PA                            Janet L. Yeomans                         Delaware International Advisers Ltd.
                                            Vice President and Treasurer             London, England
Walter P. Babich                            3M Corporation
Board Chairman                              St. Paul, MN                             National Distributor
Citadel Constructors, Inc.                                                           Delaware Distributors, L.P.
King of Prussia, PA                                                                  Philadelphia, PA

David K. Downes                                                                      Shareholder Servicing, Dividend
President and Chief Executive Officer       AFFILIATED OFFICERS                      Disbursing and Transfer Agent
Delaware Investments Family of Funds        William E. Dodge                         Delaware Service Company, Inc.
Philadelphia, PA                            Executive Vice President and             Philadelphia, PA
                                            Chief Investment Officer, Equity
John H. Durham                              Delaware Investments Family of Funds     2005 Market Street
Private Investor                            Philadelphia, PA                         Philadelphia, PA 19103-7057
Horsham, PA
                                            Jude T. Driscoll
John A. Fry                                 Executive Vice President and
Executive Vice President                    Head of Fixed Income
University of Pennsylvania                  Delaware Investments Family of Funds
Philadelphia, PA                            Philadelphia, PA

Anthony D. Knerr                            Richard J. Flannery
Consultant, Anthony Knerr & Associates      President and Chief Executive Officer
New York, NY                                Delaware Distributors, L.P.
                                            Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4708)                                                        Printed in the USA
SA-002[04/01] BUR 6/01                                                     J7148